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                                                                    Exhibit 10.4
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Parties                             THIS LEASE, dated the 15th day of August 1984 Between
                                    THE BUILDING CENTER, INC., having its principal place
                                    of business at Route 130 & Maple Stream Road, East
                                    Windsor, New Jersey 08520 hereinafter referred to as
                                    the Landlord, and NEW AMERICA NETWORK, and/or its
                                    affiliates, having its principal place of business at
                                    Route 130 & Maple Stream Rd., East Windsor, New Jersey
                                    08520 hereinafter referred to as the Tenant,

                                    WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Towhsnip of East Windsor, County of Mercer and State of New Jersey being a portion of a building located at Route 130 & Maple Stream Road, and, being more particularly knows and described at Building #4.

Premises

Term                                The term of this demise shall be for Five
                                    (5) years beginning September 1, 1984 and ending August 31, 1989. The rent for the demised terms shall be Two Hundred Twenty-eight Thousand Dollars ----------- ($228,000.00), which shall accrue at the yearly rate of

                                    September 1, 1984 through August 31, 1987
                                    (@ $42,000.00/year $126,000.00 September 1,
                                    1987 through August 31, 1988 $ 48,000.00
                                    September 1, 1988 through August 31, 1989 $
                                    54,000.00 The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in installments as follows:

Payment of Rent                     $3,500.00 per month, on the 1st. day of each and every
                                    month from September 1, 1984 through August 31, 1987.
                                    $4,000.00 per month on the 1st. day of each and every
                                    month from September 1, 1987 through August 31, 1988.
                                    $4,500.00 per month on the 1st. day of each and every
                                    month from September 1, 1988 through August 31, 1989.
                                    at the office of The Building Center, Inc. Route 130 &
                                    Maple Stream Rd., East Windsor, or as may be otherwise

                                    directed by the Landlord in writing.

                                       THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS

Peaceful
Possession                               First. --The Landlord covenants that, the Tenant,
                                    on paying the said rental and performing the covenants
                                    and conditions in this Lease contained,
                                    shall and may peaceably and quietly have,
                                    hold and enjoy the demised premises for the
                                    term aforesaid.
Purpose
                                    Second. --The Tenant convents and agrees to
                                    use the demised premises as a business
                                    office and agrees not to use or permit the
                                    premises to be used for any other purpose
                                    without the prior written consent of the
                                    Landlord endorsed hereon.

Default in Pay-                     Third. --The Tenant shall, without any previous
ment of Rent                        demand  therefor, pay to the Landlord, or its
                                    agent, the said rent at the times and in the manner
                                    above provided.  In the event of the non-payment
Abandonment of                      of said rent, or any installment thereof, at the
Premises                            times and in the manner above provided, and if the
                                    same shall remain in default for ten days after
Re-entry and                        becoming due, or if the Tenant shall be dispossessed
Reletting by                        for non-payment of rent, or if the leased premises
Landlord                            shall be deserted or vacated, the Landlord or its
                                    agents shall have the right to and may enter the
Tenant Liable                       said premises as the agent of the Tenant, either
Deficiency                          by force or otherwise, without being liable for
                                    any prosecution of damages therefor, and may relet
Lien of Landlord                    the premises as the agent of the Tenant, and receive
Secure                              the rent therefor, upon such terms as shall be
                                    satisfactory to the Landlord, and all rights of the
Performance                         Tenant to repossess the premises under this lease
Attorney's Fees                     shall be forfeited.  Such re-entry by the Landlord
                                    shall not operate to release the Tenant from any
                                    rent to be paid or covenants to be performed
                                    hereunder during the full term of this lease. For
                                    the purpose of reletting, the Landlord shall be
                                    authorized to make such repairs or alterations in
                                    or to the leased premises as may be necessary to
                                    place the same in good order and condition. The
                                    Tenant shall be liable to the Landlord for the cost
                                    of such repairs or alterations, and all expenses of
                                    such reletting. If the sum realized or to be realized
                                    from the
                                    reletting is insufficient to satisfy the
                                    monthly or term rent provided in this lease,

                                    the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting.

                                    The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of

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                                    the Tenant, to take possession of any
                                    furniture, fixtures or other personal
                                    property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

Sub-letting and                     Fourth -- The Tenant shall not sub-let the
Assignment                          demised premises nor any portion thereof,
                                    nor shall this lease be assigned by the
Condition of                        Tenant without the prior written consent
Premises, Repairs                   of the Landlord endorsed hereon.

                                    Fifth -- The Tenant has examined the demised
                                    premises, and accepts them in their present
Condition of                        condition (except as otherwise expressly provided
Premises,                           herein) and without any representations on the
Repairs                             part of the Landlord or its agents as to the
                                    present or future condition of the said premises.
Alterations and                     The Tenant shall keep the demised premises in
Improvements                        good condition, and shall redecorate, paint and
                                    renovate the said premises as may be necessary
                                    to keep them in repair and good appearance. The Tenant
Sanitation,                         shall quit and surrender the premises at the end of the
Inflammable                         demised term in as good condition as the reasonable use

Materials                           thereof will permit.  The Tenant shall not make any
                                    alterations, additions, or improvements to said
Sidewalks                           premises without the prior written consent of the
                                    Landlord.  All erections, alterations, additions, and
                                    _________ in character, which may be made upon the
                                    premises either by the Landlord or the Tenant, except
                                    furniture or movable trade fixtures installed at the
                                    expense of the Tenant, shall be the property of the
                                    Landlord and shall remain upon and be surrendered with
                                    the premises as a part thereof at the termination of
                                    this Lease, without compensation to the Tenant.  The
                                    Tenant further agrees to keep said premises and all
                                    parts thereof in a clean and sanitary condition and
                                    free from trash, inflammable material and other
                                    objectionable matter.  If this lease covers premises,
                                    all or a part of which are on the ground floor, the
                                    Tenant further agrees to keep the sidewalks in front of
                                    such ground floor portion of the demised premises clean
                                    and free of obstructions, snow and ice.

Mechanics'                          Sixth -- In the event that any mechanics' lien is filed
Liens                               against the premises as a result of alterations,
                                    additions or improvements made by the Tenant, the

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                                    Landlord, at its option, after thirty days'
                                    notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

Glass                               Seventh -- The Tenant agrees to replace at the Tenant's
                                    expense any and all glass which may become broken in
                                    and on the demised premises.  Plate glass and mirrors,
                                    if any, shall be insured by the Tenant at their full
                                    insurable value in a company satisfactory to the
                                    Landlord.  Said policy shall be of the full premium
                                    type, and shall be deposited with the Landlord or its
                                    agent.

Liability of                        Eighth -- The Landlord shall not be responsible for the
Landlord                            loss of or damage to property, or injury to persons,
                                    occurring in or about the demised premises,
                                    by reason of any existing or future
                                    condition, defect, matter or thing in said
                                    demised premises or the property of which
                                    the premises are a part, or for the acts,
                                    omissions or negligence of other persons or

                                    tenants in and about the said property. The
                                    Tenant agrees to indemnify and save the
                                    Landlord harmless from all claims and
                                    liability for losses of or damage to
                                    property, or injuries to persons occurring in or about the demised premises.

Services and                        Ninth - Utilities and services furnished to the demised
Utilities                           premises for the benefit of the Tenant shall be
                                    provided and paid for as follows:  water by the      ;
                                    gas by the               ; electricity by the         ;
                                    heat by the             ; refrigeration by the        ;
                                    hot water by the                  .

                                    See #29 below

                                    The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

Right to Inspect                    Tenth -- The Landlord, or its agents, shall have the
and Exhibit                         right to enter the demised premises at reasonable hours
                                    in the day or night to examine the same, or
                                    to run telephone or other wires, or to make
                                    such repairs, additions or alterations as it
                                    shall deem necessary for the safety,
                                    preservation or restoration of the
                                    improvements, or for the safety or
                                    convenience of the occupants or users
                                    thereof (there being no obligation, however,
                                    on the part of the Landlord to make any such
                                    repairs, additions or alterations), or to
                                    exhibit the same to prospective purchasers
                                    and put upon the

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                                    premises a suitable "For Sale" sign. For
                                    three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

Damage by Fire,                     Eleventh -- In the event of the destruction of the
Explosion, The                      the demised premises or the building containing the
fire, explosion, The                said Elements or premises by fire, explosion the
Elements or                         elements or otherwise Otherwise during the term
Otherwise                           hereby created, or previous thereto, or such
                                    partial destruction thereof as to render the
                                    premises wholly untenantable or
                                    unfit for occupancy, or should the demised

                                    premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cause and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

Observation of                      Twelfth -- The Tenant agrees to observe and comply with
Laws; Ordinances,                   all laws, ordinances, rules and regulations of the
Rules and                           Federal, State, County and Municipal authorities
Regulations                         applicable to the business to be conducted by the
                                    Tenant in the demised premises. The Tenant
                                    agrees not to do or permit anything to be
                                    done in said premises, or keep anything
                                    therein, which will increase the rate of
                                    fire insurance premiums on the improvements
                                    or any part thereof, or on property kept
                                    therein, or which will obstruct or interfere
                                    with the rights of other tenants, or
                                    conflict with the regulations of the Fire
                                    Department or with any insurance policy upon
                                    said improvements or any part thereof. In
                                    the event of any increase in insurance
                                    premiums resulting from the

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                                    Tenant's occupancy of the premises, or from
                                    any act or omission on the part of the
                                    Tenant, the Tenant agrees to pay said
                                    increase in insurance premiums on the
                                    improvements or contents thereof as
                                    additional rent.

Signs Thirteenth -- No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

Subordination to                    Fourteenth -- This lease is subject and is hereby
Mortgages and                       subordinated to all present and future mortgages,
Deeds of Trust                      deeds of trust and other encumbrances affecting the
                                    demised premises or the property of which
                                    said premises are a part. The Tenant agrees
                                    to execute, at no expense to the Landlord,
                                    any instrument which may be deemed necessary
                                    or desirable by the Landlord to further
                                    effect the subordination of this lease to
                                    any such mortgage, deed of trust or
                                    encumbrance.

Sale of Premises                    Fifteenth -- In the event of the sale by the Landlord
                                    of the demised premises, or the property of which said
                                    premises are a part, the Landlord or the purchaser may
                                    terminate this lease on the thirtieth day of April in
                                    any year upon giving the Tenant notice of such
                                    termination prior to the first day of January in the
                                    same year.

Rules and                           Sixteenth -- The rules and regulations regarding the
Regulations of                      demised premises, affixed to this lease, if any, as
Landlord                            well as any other and further reasonable rules and
                                    regulations which shall be made by the
                                    Landlord, shall be observed by the Tenant
                                    and by the Tenant's employees, agents and
                                    customers. The Landlord reserves the right
                                    to rescind any presently existing rules
                                    applicable to the demised premises, and to
                                    make such other and further reasonable rules
                                    and regulations as, in its judgment, may
                                    from time to time be desirable for the
                                    safety, care and cleanliness of the
                                    premises, and for the preservation of good
                                    order therein, which rules, when so made and
                                    notice thereof given to the Tenant, shall
                                    have the same force and effect as if
                                    originally made a part of this lease. Such
                                    other and further rules shall not, however,

                                    be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

Violation of                        Seventeenth -- In case of violation by the Tenant of
Covenants,                          any of the covenants, agreements and conditions of this

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Forfeiture of                       lease, or of the rules and regulations now or hereafter
Lease, Re-entry                     to be reasonably established by the Landlord, and upon
by Landlord                         failure to discontinue such violation within ten days
                                    after notice thereof given to the Tenant, this lease
                                    shall thenceforth, at the option of the Landlord,
Non-Waiver                          become null and void, and the Landlord may re-enter
of Breach                           without further notice or demand.  The rent in such
                                    case shall become due, be apportioned and
                                    paid on and up to the day of such re-entry,
                                    and the Tenant shall be liable for all loss
                                    or damage resulting from such violation as
                                    aforesaid. No waiver by the Landlord of any
                                    violation or breach of condition by the
                                    Tenant shall constitute or be construed as a
                                    waiver of any other violation or breach of
                                    condition, nor shall lapse of time after
                                    breach of condition by the Tenant before the
                                    Landlord shall exercise its option under
                                    this paragraph operate to defeat the right
                                    of the Landlord to declare this lease null
                                    and void and to re-enter upon the demised
                                    premises after the said breach or violation.

Notices                             Eighteenth -- All notices and demands, legal or
                                    otherwise, incidental to this lease, or the occupation
                                    of the demised premises, shall be in writing.  If the
                                    Landlord or its agent desires to give or serve upon the
                                    Tenant any notice or demand, it shall be sufficient to
                                    send a copy thereof by registered mail, addressed to
                                    the Tenant at the demised premises, or to leave a copy
                                    thereof with a person of suitable age found on the
                                    premises, or to post a copy thereof upon the door to
                                    said premises.  Notices from the Tenant to the Landlord
                                    shall be sent by registered mail or delivered to the
                                    Landlord at the place hereinbefore designated for the
                                    payment of rent, or to such party or place as the
                                    Landlord may from time to time designate in writing.

Bankruptcy,                         Nineteenth -- It is further agreed that if at any time
Insolvency,                         during the term of this lease the Tenant shall make any
Assignment for                      assignment for the benefit of creditors, or be decreed
Benefit of                          insolvent or bankrupt according to law, or if a
Creditors                           receiver shall be appointed for the Tenant, then the

                                    Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

Holding Over                        Twentieth -- In the event that the Tenant shall remain
by Tenant                           in the demised premises after the expiration of the
                                    term of this lease without having executed a
                                    new written lease with the Landlord, such
                                    holding over shall not constitute a renewal
                                    or extension of this lease. The Landlord
                                    may, at its option, elect to treat the
                                    Tenant as one who has not removed at the end
                                    of his term, and thereupon be entitled to
                                    all the remedies against the Tenant provided
                                    by law in that situation, or the Landlord
                                    may elect, at its option, to construe such
                                    holding over as a tenancy from month to
                                    month, subject to all the terms and
                                    conditions of this lease, except as to
                                    duration thereof, and in that event the
                                    Tenant shall pay monthly rent in advance at
                                    the rate provided herein as effective during
                                    the last month of the demised term.

Eminent Domain,                     Twenty-first -- If the property or any part thereof
Condemnation                        wherein the demised premises are located shall be taken
                                    by public or quasi-public authority under
                                    any power of eminent domain or condemnation,
                                    this lease, at the option of the Landlord,
                                    shall forthwith terminate and the Tenant
                                    shall have no claim or interest in or to any
                                    award of damages for such taking.

Security                            Twenty-second -- The Tenant has this day deposited with
                                    the Landlord the sum of $---------- as security for the
                                    full and faithful performance by the Tenant of all the
                                    terms, covenants and conditions of this lease upon the
                                    Tenant's part to be performed, which said sum shall be
                                    returned to the Tenant after the time fixed as the

                                    expiration of the term herein, provided the Tenant has
                                    fully and faithfully carried out all of said terms,
                                    covenants and conditions on Tenant's part to be
                                    performed.  In the event of a bona fide sale, subject
                                    to this lease, the Landlord shall have the right to
                                    transfer the security to the vendee for the benefit of
                                    the Tenant and the Landlord shall be considered
                                    released by the Tenant from all liability for the
                                    return of such security; and the Tenant agrees to look
                                    to the new Landlord solely for the return of the said
                                    security, and it is agreed that this shall apply to
                                    every transfer or assignment made of the security to a
                                    new Landlord.  The security deposited under this lease
                                    shall not be mortgaged, assigned or encumbered by the
                                    Tenant without the written consent of the Landlord.

Arbitration                         Twenty-third -- Any dispute arising under
                                    this lease shall be settled by arbitration.
                                    Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three

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                                    arbitrators thus chosen shall be final and binding on
                                    the parties hereto.

Delivery of                         Twenty-fourth -- No rights are to be conferred upon the
Lease                               Tenant until this lease has been signed by the
                                    Landlord, and an executed copy of the lease
                                    has been delivered to the Tenant.

Lease Provisions                    Twenty-fifth -- The foregoing rights and remedies are
Not Exclusive                       not intended to be exclusive but as additional to all
                                    rights, and remedies the Landlord would otherwise have
                                    by law.

Lease Binding                       Twenty-sixth -- All of the terms, covenants and
on Heirs,                           conditions of this lease shall inure to the benefit of
Successors, Etc.                    and be binding upon the respective heirs, executors,
                                    administrators, successors and assigns of
                                    the parties hereto. However, in the event of
                                    the death of the Tenant, if an individual,
                                    the Landlord may, at its option, terminate
                                    this lease by notifying the executor or
                                    administrator of the Tenant at the demised
                                    premises.

                                    Twenty-seventh -- This lease and the
                                    obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

                                    Twenty-eighth -- This instrument may not be changed orally.

                                    Twenty-ninth: Utilities shall be provided for by the Landlord, including electricity, gas, water, sewer, garbage collection, parking lot maintenance etc., to the extent of Six Thousand Dollars ($6,000.00) per year. Any costs for the provision of these services in excess of said amount shall be borne by the Tenant, after an accounting has been made to the Tenant by the

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                                    Landlord justifying the expenditure of said Six
                                    Thousand Dollars ($6,000.00).
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     IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

                                    The Building Center, Inc.

                                    /s/  Gerald C. Finn
                                    ----------------------------------(SEAL)
Witness:                            Gerald C. Finn, Landlord Pres.

[Signature illegible]
-----------------------------       ----------------------------------
                                    New America Network


[Signature illegible]

-----------------------------       By /s/  Matthew C. Arnold         (SEAL)

                                    ----------------------------------
                                    Matthew C. Arnold, V.P., Tenant

                                   GUARANTY

     In consideration of the execution of the within lease by the Landlord, at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the Landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the Landlord may grant the Tenant, and further consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including the sub-letting and changing of the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay the Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.


Witness:--------------------        ------------------------------(SEAL)

        --------------------        ------------------------------(SEAL)

Date:-----------------------

                                    LEASE

===========================================================================

                                                                   Landlord

                                      to

                                                                   Tenant

===========================================================================

Premises leased:

From:-----------------------------

To:-------------------------------

                   ASSIGNMENT AND ACCEPTANCE OF ASSIGNMENT

     For value received the undersigned Tenant hereby assigns all of said Tenant's right, title and interest in and to the within lease from and after -------------------- unto--------------------------- heirs, successors, and assigns, the demised premises to be used and occupied for ------------------------------------------------ and for no other purpose, it being expressly agreed that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenants of this lease.
Witness:-------------------------   --------------------------------(SEAL)

       -------------------------    --------------------------------(SEAL)

Date:---------------------------

     In consideration of the above assignment and the written consent of the Landlord thereto, the undersigned assignee, hereby assumes and agrees from and after ------------------------ to make all payments and to perform all covenants and conditions provided in the within lease by the Tenant therein to be made and
performed. Witness:-----------------------   ---------------------------(SEAL)

-------------------------------     --------------------------------(SEAL)
Date:---------------------------

                            CONSENT TO ASSIGNMENT

     The undersigned Landlord hereby consents to the assignment of the within lease to ------------------------------------------ on the express conditions that the original Tenant -----------------------------------------
---------------------------------, the assignor, herein, shall remain liable for the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.

                                    --------------------------------------
                                                    Landlord

Date:---------------------------    By------------------------------------